UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  Febraury 9, 2005
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-9293                          73-1016728
--------------------------------------------------------------------------------
      (Commission File Number)      (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                      74820
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Effective February 9, 2005, Pre-Paid Legal Services, Inc. (the "Company") adjusted the compensation of its Chairman and Chief Executive Officer, Harland
C. Stonecipher, for 2005. As disclosed in the Company's proxy statement dated April 26, 2004, Mr. Stonecipher receives a majority of his compensation in the form of a bonus which is calculated as a specified percentage of the Company's total membership fees, subject to the achievement of certain levels of membership fees. For 2005, the amount of this bonus compensation will be reduced by $500,000. An equivalent reduction in compensation has been made for the Company's National Marketing Director, Wilburn Smith. The reductions in compensation were based in large part on the fact that the Company now owns two airplanes which were previously owned by Mr. Stonecipher and Mr. Smith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Randy Harp
                          ------------------------------------------------------
                          Randy Harp, Chief Operating Officer

Date:  February 14, 2005